UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 8, 2006

ALLIANCEBERNSTEIN L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.              Registrant’s Business and Operations

Item 1.01.               Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02.               Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03.               Bankruptcy or Receivership.

Not applicable.

Section 2.              Financial Information

Item 2.01.               Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02.               Results of Operations and Financial Condition.

Not applicable.

Item 2.03.               Creation of a Direct Financial Obligation or

an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04.               Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05.               Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06.               Material Impairments.

Not applicable.

Section 3.              Securities and Trading Markets

Item 3.01.               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not applicable.

Item 3.02.               Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03.               Material Modification to Rights of Security Holders.

Not applicable.

Section 4.              Matters Relating to Accountants and Financial Statements

Item 4.01.               Changes in Registrant’s Certifying Accountant.

On March 8, 2006, the Audit Committee (the “Committee”) of the Board of Directors of AllianceBernstein Corporation (the “Company”) engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accountant to audit the financial statements of AllianceBernstein Holding L.P. and the consolidated financial statements of AllianceBernstein L.P. (collectively, the “Partnerships”) for the year ending December 31, 2006 (collectively, the “Financial Statements”).  The Committee engaged PwC in order to facilitate the audit of the consolidated financial statements of AXA Group, which includes the consolidated financial statements of AllianceBernstein L.P. (PwC is the independent registered public accountant that audits AXA Group’s consolidated financial statements).  The Committee reached the decision after considering the facts and circumstances that the Committee considered pertinent, including PwC’s professional qualifications, PwC’s independence from the Partnerships, and the amount of fees estimated by PwC to be charged for the audits of the Financial Statements.  The Committee has concluded that the engagement of PwC is in the best interests of the Partnerships and their respective unitholders.  Accordingly, on March 8, 2006, the Committee dismissed KPMG LLP (“KPMG”) as the independent registered public accountant of the Partnerships.

KPMG’s reports on the Partnerships’ respective financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG’s audit reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of fiscal years ended December 31, 2004 and 2005 and through the interim date of March 8, 2006, the Partnerships had no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the financial statements of the Partnerships for such years.  During the fiscal years ended December 31, 2004 and 2005 and through March 8, 2006, the Partnerships had no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)).  The Partnerships have requested KPMG to furnish them with a letter addressed to the U.S. Securities and Exchange Commission indicating its concurrence with the above statements.  A copy of KPMG’s letter, dated March 13, 2006, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2004 and 2005 and through March 8, 2006, neither the Partnerships nor the Company nor anyone acting on behalf of any of them have consulted with PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Partnerships, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 4.02.               Non-Reliance on Previously Issued Financial Statements or

a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5.              Corporate Governance and Management

Item 5.01.               Changes in Control of Registrant.

Not applicable.

Item 5.02.               Departure of Directors or Principal Officers;

Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Not applicable.

Item 5.04.               Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05.               Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 5.06.               Change in Shell Company Status.

Not applicable.

Section 6.              Asset-Backed Securities

Item 6.01.               ABS Informational and Computational Material.

Not applicable.

Item 6.02.               Change of Servicer or Trustee.

Not applicable.

Item 6.03.               Change in Credit Enhancement or Other External Support.

Not applicable.

Item 6.04.               Failure to Make a Required Distribution.

Not applicable.

Item 6.05.               Securities Act Updating Disclosure.

Not applicable.

Section 7.              Regulation FD

Item 7.01.               Regulation FD Disclosure.

The Partnerships are furnishing a news release they issued on March 9, 2006, in which they announced AllianceBernstein L.P.’s preliminary assets under management as of February 28, 2006 (“News Release”).  The News Release is attached hereto as Exhibit 99.11.

Section 8.              Other Events

Item 8.01.               Other Events.

Not applicable.

Section 9.              Financial Statements and Exhibits

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

None.

(b)           Pro forma financial information.

None.

(c)           Shell company transactions.

                None.

(d)           Exhibits.

16.1         KPMG’s letter to the SEC.

99.11       News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN L.P.
Dated: March 13, 2006	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer